Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Nasdaq-100 Power Buffer ETF™ – January

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated January 1, 2020

December 15, 2020

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on December 31, 2020, and the Fund will commence a new outcome period that will begin on January 1, 2021 and end on December 31, 2021. The Fund’s new Cap will not be determined until the start of the new outcome period on January 1, 2021. Effective as of the commencement of the outcome period on January 1, 2021, the outcomes for the Fund will be based upon the Invesco QQQ TrustSM , Series 1. As of December 14, 2020, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Nasdaq-100 Power Buffer ETF™ – January	NJAN	11.66% – 13.93% (10.87% – 13.14% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference